UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): January 21, 2019

CSI Compressco LP

(Exact name of registrant as specified in its charter)

Delaware	1-35195	94-3450907
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

24955 Interstate 45 North
The Woodlands, Texas
(Address of Principal Executive Offices and Zip Code)

Registrant's telephone number, including area code: (281) 364-2244

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

As previously reported in a Current Report on Form 8-K filed on December 21, 2018 by CSI Compressco LP, a Delaware limited partnership (the “Partnership”), the Partnership announced its intention to reduce its quarterly cash distributions to the Partnership’s common unit holders for a period of up to four quarters. The Partnership intends to use the approximately $34 million of reduced distributions to redeem the remaining Series A preferred units for cash and avoid further dilution to the Partnership’s common unit holders.  The redemption of the Series A preferred units is expected to be completed by the third quarter of 2019, at which time management and the Board of Directors of the Partnership’s general partner will re-evaluate the distribution policy based on business conditions at that time.

The information furnished in this Item 7.01 (including the exhibit) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01. Other Events.

On January 21, 2019, the Board of Directors of CSI Compressco GP Inc., the general partner of the Partnership, declared a cash distribution attributable to the quarter ended December 31, 2018 of $0.01 per outstanding common unit, or $0.04 per outstanding common unit on an annualized basis.  This cash distribution is a reduction to the previous quarterly distribution and will be paid on February 14, 2019 to the Partnership's unitholders of record as of the close of business on February 1, 2019.

On January 22, 2019, the Partnership announced that it plans to publicly release its fourth quarter and full year 2018 financial results on Wednesday, February 27, 2019, and hold a conference call at 10:30 a.m. Eastern Time on that day to discuss the financial results.

A copy of the news release announcing the cash distribution and schedule for the financial results release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	News Release dated January 22, 2019 issued by CSI Compressco LP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSI Compressco LP

By:	CSI Compressco GP Inc.,
its general partner

By:	/s/Bass C. Wallace, Jr.
Bass C. Wallace, Jr.
General Counsel

Date: January 22, 2019